UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2015

Apollo Education Group, Inc.

(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona		85040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 966-5394

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Principal Financial Officer

On April 22, 2015, Brian L. Swartz, the Senior Vice President and Chief Financial Officer of Apollo Education Group, Inc. (the “Company”) informed the Company of his intention to resign from his position effective May 15, 2015.

(c) Appointment of Principal Financial Officer

On April 27, 2015, the Company’s Board of Directors appointed Joseph L. D’Amico, age 65, to serve as the Company’s interim Chief Financial Officer effective upon Mr. Swartz’s departure.

Mr. D’Amico previously served as the Company’s Chief Financial Officer from December 2006 to June 2007, Executive Vice President and Chief Financial Officer from June 2007 to June 2008, President, Chief Financial Officer and Treasurer from June 2008 to March 2009, President and Chief Operating Officer from March 2009 to December 2011, President from December 2011 to March 2013, and Executive Vice President and Advisor to the Company’s Chief Executive Officer from March 2013 until his retirement in September 2013. Mr. D’Amico has been a consultant to the Company since September 2013.

On April 28, 2015, the Company entered into an offer letter with Mr. D’Amico providing for his temporary employment with the Company from April 28, 2015 to an expected end date of November 30, 2015 (the “Offer Letter”). The Offer Letter provides for a monthly salary of $80,000, a $2,500 monthly housing stipend, a recommended grant of restricted stock units with a grant date fair value of $300,000 (the “RSUs”), and customary cooperation and indemnification provisions. The RSUs will vest on November 30, 2015 (the “Vesting Date”), subject to Mr. D’Amico’s continued employment with the Company through the Vesting Date. The RSUs will vest earlier on an accelerated basis if, after the RSU grant date but before the Vesting Date, his employment terminates (other than for cause) after a permanent chief financial officer is hired, subject to Mr. D’Amico delivering an effective general release to the Company and agreeing to provide any transition services reasonably requested by the Company between the date a permanent chief financial officer is hired and November 30, 2015. A copy of the Offer Letter is filed as Exhibit 10.1 to this Form 8-K.

Item 7.01	Regulation FD Disclosure.

On April 28, 2015, the Company issued a press release announcing the resignation of Brian L. Swartz, the Company’s Senior Vice President and Chief Financial Officer and the appointment of Joseph L. D’Amico as interim Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished or filed herewith:

Exhibit Number	Description

10.1	Offer Letter dated April 28, 2015 from Apollo Education Group, Inc. to Joseph L. D’Amico.

99.1*	Text of press release issued by Apollo Education Group, Inc. dated April 28, 2015.

*	Furnished

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Education Group, Inc.

April 28, 2015	By:	/s/ Gregory W. Cappelli
	Name:	Gregory W. Cappelli
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Offer Letter dated April 28, 2015 from Apollo Education Group, Inc. to Joseph L. D’Amico.

99.1	Text of press release issued by Apollo Education Group, Inc. dated April 28, 2015.